CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of September 30, 2003 (the "Company") on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Larry V. Bailey, President and Chief Executive Officer, and James J. Casaert, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: November 14, 2003




/s/Larry V. Bailey                                  /s/James J. Casaert
-------------------------------------               ----------------------------
Larry V. Bailey                                     James J. Casaert
President and Chief Executive Officer               Vice President and Treasurer